UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAULSON CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

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PAULSON CAPITAL CORP.

811 SW Naito Parkway, Suite 200

Portland, Oregon 97204

May 9, 2008

Dear Shareholders:

The 2008 Annual Meeting of Shareholders of Paulson Capital Corp. will be held at our headquarters, 811 SW Naito Parkway, Portland, Oregon 97204 in the third-floor conference room on Thursday, June 12, 2008 at 2:00 p.m. (PDT).

The attached material includes the Notice of Annual Meeting, the Proxy Statement, which describes the business to be transacted at the meeting, the Form of Proxy and our Annual Report to Shareholders for the year ended December 31, 2007. We ask that you give them your careful attention.

As in the past, we will be reporting on our activities and you will have an opportunity to ask questions about our operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.

Sincerely,

CHESTER L. F. PAULSON
Chairman of the Board, President and Chief Executive Officer

PAULSON CAPITAL CORP.

811 SW Naito Parkway, Suite 200

Portland, Oregon 97204

(503) 243-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 12, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Paulson Capital Corp. will be held at our headquarters, 811 SW Naito Parkway, Portland, Oregon 97204, in the third-floor conference room on Thursday, June 12, 2008 at 2:00 p.m. (PDT) for the following purposes:

1.	To elect seven Directors whose term of office will expire in 2009; and

2.	To transact any other business that properly comes before the Annual Meeting and any adjournments thereof.

Holders of Common Stock of record as of the close of business on April 28, 2008 are entitled to receive notice of and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

By Order of the Board of Directors,

JACQUELINE M. PAULSON
Secretary

Portland, Oregon

May 9, 2008

PAULSON CAPITAL CORP.

811 SW Naito Parkway, Suite 200

Portland, Oregon 97204

(503) 243-6000

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 12, 2008

This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the shareholders of Paulson Capital Corp. in connection with the solicitation of proxies by our Board of Directors for use at our 2008 Annual Meeting of Shareholders (the “Annual Meeting”) to be held in the third-floor conference room of our headquarters, 811 SW Naito Parkway, Portland, Oregon 97204, on Thursday, June 12, 2008 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are first being mailed on or about May 9, 2008 to holders of record on April 28, 2008 of our Common Stock.

This Proxy Statement is being furnished to you with a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2007. We will provide, without charge, additional copies of our Annual Report on Form 10-K to each shareholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Annual Report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company’s Secretary at our executive offices set forth above.

Voting Securities

Holders of record at the close of business on April 28, 2008 of our Common Stock, no par value (“Common Stock”), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. Our Articles of Incorporation do not provide for cumulative voting.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters. If your shares are not voted, they will not be counted in determining the number of votes cast. Shares represented by such “broker non-votes” will, however, be counted for determining whether there is a quorum.

Nominees for election of directors are elected by plurality vote of all votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted and have no effect in determining whether a plurality exists with respect to a given nominee.

On April 28, 2008, 5,982,150 shares of our Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of these shares constitutes a quorum.

Voting and Revocability of Proxies

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of Paulson Capital Corp., by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof. The mere presence at the Annual Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the shareholder or, if no instructions are indicated, will be voted FOR the slate of directors.

Solicitation

All expenses in connection with this solicitation, estimated to be approximately $2,500, will be borne by us. In addition to solicitation by mail, proxies may be solicited by our directors, officers or other employees by telephone, telex, fax, in person or otherwise without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2008, certain information furnished to us with respect to ownership of our common stock of (i) each director; (ii) the “named executive officers” (as defined under “Executive Compensation”); (iii) all persons known by us to be beneficial owners of more than 5% of our common stock; and (iv) all current executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the common stock owned by them. Unless otherwise indicated, the address of each holder is 811 SW Naito Parkway, Suite 200, Portland, Oregon 97204.

	Common Stock (1)
Name of Beneficial Owner	Number of Shares (2)	Percent of Shares Outstanding
Chester L.F. and Jacqueline M. Paulson (3)	2,658,392	44.0%
Steve H. Kleemann	744,800	12.4%
Charles P. A. and Amy Paulson (4)	478,698	8.0%
Charles Paulson (5)	130,924	2.2%
Paul F. Shoen	37,508	*
Shannon P. Pratt, Ph.D.	20,254	*
Trent Davis	5,000	*
Karen L. Johannes	—	—
Denis R. Burger, Ph.D.	—	—
All current executive officers and directors as a group (12 persons)	4,088,776	67.4%

*	Less than one percent
(1)	Applicable percentage of ownership is based on 6,007,150 shares of common stock outstanding as of April 1, 2008 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock that the person has the right to acquire within 60 days after April 1, 2008 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes shares of common stock subject to options exercisable within 60 days after April 1, 2008 as follows:

Name	Number of Options
Chester L.F. and Jacqueline M. Paulson	30,000
Steve H. Kleemann	5,000
Paul F. Shoen	5,000
Shannon P. Pratt, Ph.D.	5,000
Trent Davis	5,000
All current executive officers and directors as a group	55,000

(3)	Includes shares held by Chester L.F. Paulson, Jacqueline M. Paulson, Chester Paulson Revocable Trust and Jacqueline Paulson Revocable Trust.
(4)	Charles P.A. and Amy Paulson own the shares as joint tenants. The address for Charles P. A. and Amy Paulson is 1000 SW Broadway, #1660, Portland, Oregon 97203.
(5)	Represents shares held as a member of the Paulson Family LLC.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Board of Directors has nominated our seven current directors, Messrs. Chester L. F. Paulson, Kleemann, Charles Paulson and Shoen, Mrs. Paulson and Drs. Burger and Pratt to serve until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. The persons named on the enclosed proxy (the proxy holders) will vote for election of the nominees unless you have withheld authority for them to do so on your proxy card. If the nominees are unable or decline for good cause to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

Vote Required

If a quorum of shareholders is present at the Annual Meeting, the seven nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting will be elected directors.

Recommendation

The Board of Directors recommends that shareholders vote FOR the re-election of Messrs. Chester L. F. Paulson, Kleemann, Charles Paulson and Shoen, Mrs. Paulson and Drs. Burger and Pratt.

The following table sets forth the names of the nominees for election as a director. Also set forth is certain information with respect to each such person’s age, principal occupation or employment during the past five years and the year in which they were elected to serve as a director of Paulson Capital Corp.

Name	Age	Has Been a Director Since
Chester L. F. Paulson	72	1970
Jacqueline M. Paulson	69	1976
Denis R. Burger, Ph.D.	64	2007
Steve H. Kleemann	67	2001
Charles Paulson	54	2007
Shannon P. Pratt, Ph.D.	74	1998
Paul F. Shoen	51	1998

Chester L. F. Paulson founded Paulson Capital Corp. in 1970 and has served as its Chairman, President and CEO since that time. Mr. Paulson is also the Co-Founder and Chairman of Paulson Capital Corp.’s wholly owned subsidiary, Paulson Investment Company, Inc. (originally Paulson Trading Company). Mr. Paulson has been actively involved in the investment banking, financial consulting and project funding for over 40 years. In 1959, Mr. Paulson started his career as a securities trader for June S. Jones Company in Portland, Oregon. Mr. Paulson served in the United States Army as a member of the Army Security Agency and graduated from the University of Oregon with a B.S. in Economics. He furthered his education at the University of Portland where he obtained his Master’s Degree in Business Administration. He currently is a member of the Securities Traders Association and Southern California Investment Association.

Jacqueline M. Paulson is the wife of Chester L. F. Paulson. Mrs. Paulson co-founded Paulson Investment Company, Inc. along with her husband, Chester Paulson, in 1970. Since then, Mrs. Paulson has served as a Director for both Paulson Capital Corp. and Paulson Investment Company, Inc. Mrs. Paulson became Secretary and Treasurer of both Paulson Capital Corp. and Paulson Investment Company, Inc. in 1976. Mrs. Paulson earned a B.A. in Education from Linfield College and completed graduate coursework at the University of Washington.

Denis R. Burger, Ph.D. served as Chief Executive Officer of AVI BioPharma, Inc. (“AVI”) from January 1996 until March 2007, and as Chairman of the Board of AVI from 1998 until March 2007. From 1992 to May 2000, he served President of AVI and from 1992 to 1995, he was also Chief Operating Officer of AVI. Dr. Burger has also been a member of Sovereign Ventures, LLC, a biotechnology consulting and merchant banking venture since 1991. Dr. Burger is a member of the Board of Directors of Trinity Biotech, PLC, a diagnostics company, and Lorus Therapeutics, a biopharmaceutical company. Dr. Burger received a B.A. in Bacteriology and Immunology from the University of California, Berkeley, and his M.S. and Ph.D. degrees in Microbiology and Immunology from the University of Arizona.

Steve H. Kleemann has been a private investor and entrepreneur focusing on the areas of finance and investments since 1966. Mr. Kleemann has a B.S. degree in Finance from the University of Southern California.

Charles Paulson joined Paulson Investment Company, Inc. in 1972 and has served in various positions since that time. Since 1992, Mr. Paulson has served as Senior Vice President of Proprietary Trading. For more than 20 years prior to this, Mr. Paulson served as Head Trader and has served as a member of Paulson Investment Company, Inc.’s Board of Directors since 1994. Mr. Paulson is the son of Mr. Chester L.F. Paulson and the stepson of Mrs. Jacqueline M. Paulson. FINRA Licenses include: Series 7, 24, 55 and 63.

Shannon P. Pratt, Ph.D. has been the Chairman and CEO of Shannon Pratt Valuations, LLC, a business valuation and financial advisory services firm, since January 2004. From 1995 to October 2005, Dr. Pratt was Managing Owner of Business Valuation Resources. Dr. Pratt is a Lifetime Member Emeritus of the Business Valuation Committee of the American Society of Appraisers. He is also a Lifetime Member Emeritus of the Valuation Advisory Committee of The ESOP Association. Dr. Pratt has received the prestigious Magna Cum Laude award of the National Association of Certified Valuation Analysts for service to the business valuation profession, and he is also the first life member of the Institute of Business Appraisers. Dr. Pratt is a member and a past President of the Portland Society of Financial Analysts, the recipient of the 2002 Distinguished Achievement Award, a member of the Association for Corporate Growth and a past trustee of The Appraisal Foundation. Dr. Pratt holds a Doctor of Business Administration (DBA) from Indiana University with a major in Finance and is also a Chartered Financial Analyst (CFA). Broadly published, he has either authored or co-authored ten books on the subject of business valuation, as well as many other articles, newsletters and papers.

Paul F. Shoen is a private investor and also founded and has served as the Chairman of Pantechnicon Aviation, Ltd., a company that buys and sells aircraft, since 1995. Although he is no longer associated with them, over a 15 year period, Mr. Shoen served as a member of various Boards of Directors at the parent and subsidiary levels of Amerco, Inc., including the operational, real estate and insurance companies. He also served in various executive capacities within Amerco, including as President and Vice-President of U-Haul International. Mr. Shoen attended College of the Holy Cross where he earned a B.A. in Psychology. He has also taken graduate-level business courses at the University of Chicago. Mr. Shoen is also the Director of the Paul F. Shoen Foundation, a charitable organization.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that each of our directors, except Mr. Chet Paulson, Mr. Charles Paulson and Mrs. Paulson, are “independent directors” under Nasdaq Stock Market Marketplace Rule 4200(a)(15). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) related to audit committee member independence.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held three meetings during the year ended December 31, 2007. During 2007, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member. Members of the Board of Directors are encouraged to attend our annual meeting of shareholders each year. All of the members of the Board of Directors attended our 2007 annual meeting of shareholders.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Audit Committee. During 2007, our Audit Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Audit Committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with our independent accountants on the accounting principles and auditing practices used for our financial statements and makes recommendations to the Board of Directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The Audit Committee held three meetings during 2007. The Audit Committee Charter is available on our website at www.paulsoninvestment.com.

Compensation Committee. During 2007, our Compensation Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Compensation Committee is primarily responsible for reviewing the compensation of our executive officers, including the Chief Executive Officer, and for administering our stock option plan. The Compensation Committee did not hold any meetings during 2007 as there were no significant compensation changes. The Compensation Committee does not have a charter.

Nominating and Governance Committee. Our Nominating and Governance Committee was formed in May 2007 and consists of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Nominating and Governance Committee is responsible for i) nominating and recommending nominees for the Board and submitting the names of such nominees to the full Board for their approval; ii) evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and appointment of Directors to the committees; and iii) establishing a policy for considering shareholder nominees for election to our Board. The Nominating and Governance Committee held two meetings during 2007. The Nominating and Governance Committee Charter is available on our website at www.paulsoninvestment.com.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Any shareholder may contact our Board of Directors (or any individual Director) in writing by addressing the communication to: Board of Directors, Paulson Capital Corp., c/o Corporate Secretary, 811 S.W. Naito Parkway, Suite 200, Portland, Oregon 97204.

DIRECTOR COMPENSATION

Our non-employee Directors are compensated primarily through their participation in the bonus pool. However, during 2007, there was no bonus pool and, accordingly, our non-employee Directors did not receive any compensation for their service as Directors. Beginning in January 2008, each non-employee Director will receive $3,750 for each quarter of Board service. The fee received in January 2008 related to the fourth quarter of 2007.

Dr. Pratt received $5,000 during 2007 for his assistance as a “financial expert.”

Mr. Chester Paulson, Mr. Charles Paulson and Mrs. Paulson do not receive any additional compensation for their service on the Board.

Equity incentive awards outstanding at December 31, 2007 for each non-employee Director were as follows:

Name	Unvested Stock Awards (#)	Option Awards (#)
Denis R. Burger, Ph.D.	—	—
Steve Kleemann	—	5,000
Shannon P. Pratt, Ph.D.	—	5,000
Paul Shoen	—	5,000

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics is posted at our Internet website, located at www.paulsoninvestment.com. Furthermore, if disclosure of an amendment or waiver to our code of ethics is required by Item 5.05 of Form 8-K, we intend to satisfy such disclosure either by timely filing a Form 8-K or by posting such information at the same Internet website.

EXECUTIVE OFFICERS

The following table identifies the executive officers of Paulson Capital Corp. and its 100% owned operating subsidiary, Paulson Investment Company, Inc., as of April 1, 2008, the positions they hold and the year in which they began serving as an executive officer. Officers are elected by their respective Boards of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Employee Since
Chester L. F. Paulson	72	Chairman of the Board, President and Chief Executive Officer of Paulson Capital Corp.	1970
Jacqueline M. Paulson	69	Director, Secretary and Treasurer of Paulson Capital Corp.	1970
Trent Davis	40	President and CEO of Paulson Investment Company, Inc.	1991
Isaac Jameson	31	Chief Compliance Officer of Paulson Investment Company, Inc.	2000
Karen Johannes	48	Chief Financial Officer of Paulson Capital Corp. and Paulson Investment Company, Inc.	2003
Lorraine Maxfield	57	Senior Vice President, Corporate Finance, Paulson Investment Company, Inc.	1983
Chris Schreiber	43	Senior Vice President, National Sales, Paulson Investment Company, Inc.	2002

There are no family relationships between our officers and directors other than the following:

•	Chester L. F. Paulson and Jacqueline M. Paulson being husband and wife;

•	Charles Paulson is the son of Chester L. F. Paulson and stepson of Jacqueline M. Paulson; and

•	Trent Davis is the son-in-law of Chester L. F. Paulson and Jacqueline M. Paulson.

For biographical information on Chester L. F. Paulson and Jacqueline M. Paulson, see “Election of Directors” above.

Trent Davis joined Paulson Investment Company, Inc. in 1991 in our Operations Department and in 1996 was promoted to Senior Vice President, Syndicate/National Sales Department. In July 2005, Mr. Davis was promoted to President and CEO of Paulson Investment Company, Inc. Mr. Davis served as a board member and Chairman of the National Investment Banking Association during 2003. Mr. Davis holds a B.S. in Business and Economics from Linfield College and has earned a Master’s Degree in Business Administration from the University of Portland. FINRA Licenses include: Series 7, 24 and 63.

Isaac Jameson joined Paulson Investment Company, Inc. in March 2000 as Assistant Vice President of Compliance. In July 2005, Mr. Jameson was promoted to Director of Operations and in January 2007, he was promoted to Chief Compliance Officer. Mr. Jameson’s areas of expertise include Restricted Securities, SEC Section 13 & 16 Reporting and Brokerage Operations. Mr. Jameson graduated from Clackamas Community College with an Associates Degree in General Studies and he currently holds the Oregon Life and Health Insurance License. FINRA Licenses include: Series 4, 7, 24, 28, 53, 63 and 65.

Karen Johannes joined Paulson Capital Corp. and Paulson Investment Company, Inc. in October 2003 as Senior Vice President, Accounting and in March 2006 was promoted to Chief Financial Officer. From January 1998 to October 2003, Ms. Johannes was a Senior Financial Analyst for Willamette Management Associates, a valuation consulting, economic analysis and financial advisory services firm. Ms. Johannes authored numerous articles on business valuation for the newsletter Insights, which was published by Willamette Management Associates. Ms. Johannes graduated from Oregon State University with a B.S. in Business Administration and has earned a Master’s Degree in Business Administration from the University of Washington. Ms. Johannes is also a Certified Public Accountant (CPA), inactive status. FINRA Licenses include: Series 27.

Lorraine Maxfield joined Paulson Investment Company, Inc. in 1983 as a junior research analyst. In January 1993, Ms. Maxfield was promoted to Vice President of Research and in March 1995, was promoted to Senior Vice President of Research. Subsequently, Ms. Maxfield was promoted to Senior Vice President, Corporate Finance. Ms. Maxfield worked as a junior high school teacher for seven years before joining Paulson, teaching classes in English Literature and Grammar, Speech and Drama. Ms. Maxfield attended the University of Oregon where she earned a B.A. in English and an M.A. in English Education, and later returned to the University of Oregon to earn her Master’s Degree in Business Administration. Ms. Maxfield is also a Chartered Financial Analyst (CFA). FINRA Licenses include: Series 7, 24 and 63.

Chris Schreiber joined Paulson Investment Company, Inc. in August 2002 as manager of our Manhattan branch office. In July 2005, Mr. Schreiber was promoted to Senior Vice President of National Sales. Prior to joining Paulson Investment Company, Inc., Mr. Schreiber was employed by Weatherly Securities. Mr. Schreiber is a member of the National Investment Banking Association and is on the Board of Advisors for Blue Jays Unlimited, which is a board at Johns Hopkins University that supports student athletes. Mr. Schreiber earned a B.A. in Political Science from Johns Hopkins University. FINRA Licenses include: Series 7, 24 and 63.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our (i) Principal Executive Officer (“PEO”); (ii) our Principal Financial Officer (“PFO”); and (iii) our next most highly compensated executive officer, other than our PEO and PFO, who was serving as an executive officer at the end of the last completed fiscal year and whose total compensation was greater than $100,000; (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Chester L. F. Paulson Chairman, President and CEO of Paulson Capital Corp. (“PEO”)	2007	$—	$2,160	$81,349	$231,070	$314,579
	2006	—	—	137,916	325,040	462,956

Karen Johannes Chief Financial Officer of Paulson Capital Corp. and Paulson Investment Company, Inc. (“PFO”)	2007	114,000	12,088	—	1,500	127,588
	2006	103,690	—	—	1,500	105,190

Trent Davis President and CEO of Paulson Investment Company, Inc.	2007	43,596	3,788	253,001	139,059	439,444
	2006	43,596	—	239,436	13,611	296,643

(1)	Includes a cash bonus and a contribution to our profit sharing plan for Ms. Johannes and contributions to our profit sharing plan for Messrs. Paulson and Davis.
(2)	Represents commissions earned pursuant to performance-based compensation arrangements.
(3)	All Other Compensation in 2007 included the following:

Name	Warrant Related	Auto Allowance	401(k) Match
Chester L. F. Paulson	$217,570	$12,000	$1,500
Karen Johannes	—	—	1,500
Trent Davis	125,559	12,000	1,500

Warrant related compensation relates to the difference between the exercise price of warrants and the fair market value of the underlying stock when sold. Such warrants were received in connection with offerings underwritten by Paulson Investment Company, Inc.

Compensation expense is the most significant expense for us. Compensation expense generally follows the increase or decrease in net revenues, reflecting the connection of incentive-based pay to our overall performance.

Our Board of Directors is responsible for establishing our compensation program. The Compensation Committee has been delegated by the Board of Directors to annually review the officer compensation program and approve appropriate modifications to the senior officer compensation packages. The Compensation Committee is responsible for establishing the compensation of the CEO and reviews and approves the recommendations of the CEO regarding compensation and incentive packages of other senior executive officers. The Compensation Committee does not delegate this authority and we do not use compensation consultants.

Outstanding Equity Awards at December 31, 2007

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh.)	Option Expiration Date
Chester L. F. Paulson	15,000	—	$4.46	11/09/08
Karen Johannes	—	—	—	—
Trent Davis	5,000	—	4.05	11/09/08

AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that Dr. Shannon P. Pratt, the Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Dr. Pratt holds a doctoral degree of business administration in finance. Dr. Pratt’s experience includes over 30 years of experience as managing director of a national business valuation firm, and is currently Chairman and CEO of Shannon Pratt Valuations, a business valuation and financial advisory firm. Dr. Pratt’s credentials include Chartered Financial Analyst, Fellow and Accredited Senior Appraiser, Master Certified Business Appraiser and Certified in Mergers & Acquisitions.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter, a copy of which is not available on our website, but was attached to our Proxy Statement for our 2006 Annual Meeting as Appendix A. In connection with our audited financial statements for 2007, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies NASDAQ rules that govern audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASDAQ Global Market Marketplace Rule 4200(a)(15).

This report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any of Paulson Capital Corp.’s filings under the Securities Act of 1933 or the Exchange Act, except to the extent Paulson Capital Corp. specifically incorporates this report by reference herein.

Submitted by the Audit Committee of the Board of Directors:

Mr. Kleemann

Dr. Pratt (Chair)

Mr. Shoen

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP served as our independent registered public accountants for the fiscal years ended December 31, 2007 and 2006. We utilize the services of Grant Thornton LLP for our tax services. Representatives from McGladrey & Pullen, LLP will not be attending the Annual Meeting.

Principal Accounting Firm Fees

We paid the following fees for services performed by McGladrey & Pullen, LLP in 2007 and 2006:

	2007	% Pre-approved by Audit Committee	2006	% Pre-approved by Audit Committee
Audit Fees(1)	$190,500	100%	$108,436	100%
Audit Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

	$190,500		$108,436

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee engages the Independent Registered Public Accountants to audit the financial statements of Paulson Capital Corp. Management approves the tax services that are provided by a separate independent registered public accounting firm. Any audit-related or other services required by an independent registered public accounting firm will be discussed with, and approved by, the Audit Committee as needed. The Audit Committee has determined that this practice is compatible with maintaining the principal accountant’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than ten percent of the outstanding shares of our common stock (“ten percent shareholders”), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2007, our officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in proxy materials for our 2009 Annual Meeting must be received at our principal executive offices no later than January 9, 2009 (120 days prior to the anniversary of the mailing of our proxy materials for our 2008 Annual Meeting). To be eligible for inclusion in the 2009 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934. A proxy may confer discretionary authority to vote on any matter received by us after March 25, 2009.

HOUSEHOLDING

We are sending only one Annual Report and Proxy Statement to certain street-name shareholders who share a single address, unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Annual Report on Form 10-K or Proxy Statement in the future, you may telephone our Secretary at (503) 243-6000 or write to her at Paulson Capital Corp., 811 SW Naito Parkway, Suite 200, Portland, Oregon 97204. If you are receiving multiple copies of our Annual Report on Form 10-K and Proxy Statement, you may request householding by contacting the Secretary in the same manner.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Please act promptly to insure that you will be represented at this important meeting.

ANNUAL REPORT ON FORM 10-K

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. A copy of the Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report on Form 10-K for the period ended December 31, 2007.

By Order of the Board of Directors:

Jacqueline M. Paulson
Secretary

Dated: May 9, 2008

PAULSON CAPITAL CORP.

Revocable Proxy for Annual Meeting of Shareholders to be Held on June 12, 2008

The undersigned hereby appoints Chester L. F. Paulson and Jacqueline M. Paulson, and each of them, proxies of the undersigned, each with full power of substitution to represent and to vote on behalf of the undersigned all shares of Common Stock of Paulson Capital Corp. at the annual meeting to be held at 2:00 p.m. on Thursday, June 12, 2008, and any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1. Election of Directors	☐ FOR all nominees listed below except as marked to the contrary below

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

Chester L. F. Paulson	Jacqueline M. Paulson	Denis R. Burger, Ph.D.

Steve H. Kleemann	Charles Paulson	Shannon P. Pratt, Ph.D.

Paul F. Shoen

2.	Other Matters. At the discretion of the proxy holder, on such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR.

Dated , 2008

Signature of Shareholder(s)

Signature of Shareholder(s)

Please date and sign above exactly as your name appears on your stock certificate(s) (which should be the same as the name on the address label on the envelope in which this proxy was sent to you), including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.